Filed pursuant to Rule 497(a)

Registration No. 333-283735

Rule 482ad

Issuer:	Hercules Capital, Inc. [“HTGC”]

Format:	SEC Registered

Ranking:	Senior Unsecured

Expected Ratings (Moody’s/Fitch)*:	Baa2 (stable) / BBB- (stable)

Size:	$300 mm

Tenor:	5yr Fixed

Maturity Date:	July 24, 2031

IPTs:	T + 250 bps area

Settlement**:	T+3 (July 24, 2026)

Optional Redemption:	Make Whole Call

Par Call:	1 month prior to maturity

Change of Control:	Yes, at 100%

Active Bookrunners:	GS (B&D), SMBC

Use of Proceeds:	The company intends to use the net proceeds of this offering to repay outstanding unsecured indebtedness and/or secured indebtedness under its financing arrangements, fund investments in accordance with its investment objectives and for other general corporate purposes.

Denominations:	$2,000 x $1,000

CUSIP:	42711MAB9

ISIN:	US42711MAB90

Timing:	Today’s Business

*	A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**

Note: Under Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade these notes prior to the business day before the delivery of these notes will be required, by virtue of the fact that these notes initially settle in T+3, to specify an alternative arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

The issuer has filed a shelf registration statement (including a prospectus) and a preliminary prospectus supplement with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents incorporated by reference that the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling Goldman Sachs & Co. LLC at 1-866-471-2526 or SMBC Nikko Securities America, Inc. at 1-888-868-6856.

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